ARMOUR RESIDENTIAL REIT, Inc. Company Update February 11, 2014

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing. • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman. Transparency and Governance 3 ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Residential Management LLC. • Accretive fee structure: effective fee percentage declines as equity increases. • Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity raised. • Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity raised. • Current weighted average fee is 1.026% (per annum) of gross equity raised. Common Stock Dividend Policy and Taxable REIT Income Market Capitalization • 357,621,939 shares of common stock outstanding (NYSE: “ARR”). • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Market capitalization of $1.5 billion of common and $175.7 million of preferred. • Repurchased 13,375,400 shares in Q4 2013 and 16,771,003 in all of 2013. • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of future taxable REIT income. • The 2014 monthly common stock dividend rate is $0.05 per month. • Dividend schedule is on the following page. Information as of 2/10/2014.

ARMOUR 2014 Monthly Dividend Schedule 4 Month Dividend Holder of Record Date Payment Date January 2014 $0.05 January 15, 2014 January 30, 2014 February 2014 $0.05 February 14, 2014 February 27, 2014 March 2014 $0.05 March 17, 2014 March 28, 2014 April 2014 $0.05 April 15, 2014 April 29, 2014 May 2014 $0.05 May 15, 2014 May 29, 2014 June 2014 $0.05 June 16, 2014 June 27, 2014 July 2014 $0.05 July 15, 2014 July 30, 2014 August 2014 $0.05 August 15, 2014 August 29, 2014 September 2014 $0.05 September 15, 2014 September 29, 2014 October 2014 $0.05 October 15, 2014 October 30, 2014 November 2014 $0.05 November 17, 2014 November 26, 2014 December 2014 $0.05 December 15, 2014 December 30, 2014

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 5.27 gross asset duration. • -3.77 hedge duration. • 0.80 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $15.4 billion in derivatives (swaps, swaptions, and futures). • 97.8% of assets hedged with derivatives. • 108.2% of repurchase agreements hedged with derivatives. Hold 40% of unlevered equity in cash between prepayment periods. • $1,197.6 million in total liquidity. • $476.7 million in true cash. • $577.7 million in unlevered securities. • $143.2 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $14.3 billion in net REPO borrowings. • 6.6 x Q3 2013 shareholders’ equity. 5 Assets Duration Hedging Liquidity Leverage Information as of 2/10/2014.

ARMOUR Portfolio Strategy and Investment Methodology 6  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 1000 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography.  Pool Analysis • NO TBA pools – Only specified pools. • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 2/10/2014.

ARMOUR Portfolio Composition 7 Information as of 2/10/2014. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. 0-18 154.9$ 73.3% 3.79/4.26 10 19-36 48.5$ 22.9% 3.99/4.34 26 37-48 7.9$ 3.7% 3.81/4.33 42 Total 211.3$ 100.0% 3.84/4.28 15 Weighted Average Months to Reset Percentage of ARM & Hybrid Securities Weighted Average Net/Gross Coupon ARM & Hybrid Securities Months to Reset Current Value (millions) Agency Multifamily Ballooning in 1 0 Months or Less 112.$ 0.7% 3.57/4.99 Fixed Rates Maturing in 120 Months or Less 1.5$ 0.0% 5.34/5.91 Fixed Rates Maturing Between 12 and 180 Months 3,778.0$ 24.3% 3.39/3.84 Fixed Rates Maturing Between 181 and 240 Months 4,813.6$ 30.9% 3.53/4.03 Fixed Rates Maturing Between 241 and 300 Months 276.9$ 1.8% 3.52/4.08 Fixed Rates Maturing Between 301 and 360 Months 6,595.0$ 42.3% 3.53/4.00 Total 15,577.5$ 100.0% 3.50/3.98 Fixed Rate Securities Current Valu (millions) Percentage of Fixed Rate Securities Weighted Average Net/Gross

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 8 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR Portfolio and Derivatives Duration Detail 9 Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. Information as of 2/10/2014. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. Assets 15,788.8$ 97.8% Net Repo Balance 14,267.3$ 108.2% Amount (millions) Total Hedge % Agency Assets 15,788.8$ 5.27 Interest Rate Swaps & Eurodollar Futures 10,185.0$ -5.16 Interest Rate Swaptions 5,250.0$ -1.07 Net Balance Sheet Duration 0.80 Estimated Balance Sheet Duration Amount (millions) Duration Effect on Balance Sheet ARMs & Hybrids 211.3$ 104.7% 106.3% 3.84/4.28 1.46 Agency Multifamily Ballooning in 120 Months or Less 112.6$ 103.2% 103.0% 3.57/4.99 7.48 Fixed Rates Maturing in 120 Months or Less 1.5$ 105.5% 107.9% 5.34/5.91 2.58 Fixed Ra es Maturing Between 121 and 180 Months 3,778.0$ 104.7% 105.2% 3.39/3.84 3.99 Fixed Rates Maturing Between 181 and 240 Months 4,813.6$ 105.5% 103.9% 3.53/4.03 4.86 Fixed Rates Maturing Between 241 and 300 Months 276.9$ 106.3% 101.6% 3.52/4.08 5.93 Fixed Rates Maturing Between 301 and 360 Months 6,595.0$ 105.3% 101.6% 3.53/4.00 6.36 Total r Weighted Average 15,788.8$ 105.2% 103.2% 3.50/3.98 5.27 Agency Asset Class Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Weighted Average Net/Gross Estimated Effective Duration Using Current Values

ARMOUR Derivatives Detail 10 Active swap/swaption counterparties include: Citibank, N.A., Credit Suisse International, Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A. Information as of 2/10/2014. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 7 230.0$ 1.48 Interest Rate Swap 13-24 Months 19 1,225.0$ 1.09 Interest Rate Swap 25-36 Months 27 2,475.0$ 1.25 Interest Rate Swap 37-48 Months 42 350.0$ 0.63 Interest Rate Swap 49-60 Months 48 300.0$ 1.00 Interest Rate Swap 61-72 Months 0 -$ 0.00 Interest Rate Swap 73-84 Months 72 300.0$ 1.48 Interest Rate Swap 85-96 Months 0 -$ 0.00 Interest Rate Swap 97-108 Months 101 2,450.0$ 1.47 Interest Rate Swap 109-120 Months 108 2,800.0$ 2.08 Eurodollar Futures 0-19 Months 11 55.0$ 1.97 Total or Weighted Average 68 $ 10,185.0 1.50 Interest Rate Swaptions Underlying Swap Term Weighted Average Remaining Option Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swaptions 60 Months 8 4,000.0$ 2.73 Interest Rate Swaptions 120 Months 7 1,250.0$ 3.63 Total or Weighted Average 8 $ 5,250.0 2.94

ARMOUR REPO Composition 11 (1) ARMOUR has signed MRAs with 36 counterparties. (2) These are one-year trades with the rate resetting every three months. Information as of 2/10/2014. Some totals may not foot due to rounding. Weighted Average Repo Rate 0.39% Weighted Average Haircut 4.93% February Paydowns (98.6) Net REPO after Paydowns 14,267.3 Debt to Q3 2013 Shareholders' Equity Ratio 6.6 1 J.P. Morgan Securities LLC 1,146.6$ 8.0% 71 87 2 BNP Paribas Securities Corp. 1,018.6$ 7.1% 81 185 3 Merrill Lynch, Pierce, Fenner & Smith Inc. 1,000.6$ 7.0% 28 65 4 ICBC Financial Services LLC 918.6$ 6.4% 57 85 5 Mitsubishi UFJ Securities (USA), Inc. 829.2$ 5.8% 60 88 6 Barclays Capital Inc. 826.8$ 5.8% 57 86 7 Nomura Securities International, Inc. 754.2$ 5.2% 41 84 8 Citibank, N.A. (2) 700.0$ 4.9% 201 358 9 The Bank of Nova Scotia 694.6$ 4.8% 74 88 10 Credit Suisse Securities (USA) LLC 644.0$ 4.5% 17 71 11 Morgan Stanley & Co. LLC 618.1$ 4.3% 23 65 12 South Street Securities LLC 495.3$ 3.4% 8 8 13 RBS Securities Inc. 476.4$ 3.3% 69 86 14 Wells Fargo Bank, N.A. 475.5$ 3.3% 9 21 15 Royal Bank of Canada 461.7$ 3.2% 72 86 16 Daiwa Securities America Inc. 450.7$ 3.1% 45 85 17 Citigroup Global Markets Inc. 415.1$ 2.9% 59 78 18 Mizuho Securities USA Inc. 373.4$ 2.6% 43 77 19 CRT Capital Group LLC 342.0$ 2.4% 14 14 20 Natixis Financial Products LLC 316.5$ 2.2% 23 86 21 KGS-Alpha Capital Markets, L.P. 311.0$ 2.2% 50 66 22 UBS Securities LLC 269.3$ 1.9% 56 64 23 ING Financial Markets LLC 264.8$ 1.8% 19 23 24 Guggenheim Securities, LLC 203.8$ 1.4% 9 23 25 Pierpont Securities LLC 175.2$ 1.2% 39 85 26 Goldman, Sachs & Co. 104.2$ 0.7% 14 14 27 Deutsche Bank Securities Inc. 79.8$ 0.6% 3 3 To al or Weighted Average 14,365.9$ 100.0% 54 Weighted Average Maturity in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1) Longest Maturity in Days

12 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340